UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  May 11, 2010

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers

At the Annual Meeting of Shareholders (Annual Meeting) of Hawaiian Electric Industries, Inc. (HEI), the shareholders approved the Hawaiian Electric Industries, Inc. 2010 Equity and Incentive Plan (the Plan) and the Plan became effective.  The Plan provides for the grant of stock options, stock appreciation rights, restricted shares, performance shares, deferred shares and other share-based or cash-based awards.  The maximum number of shares of HEI Common Stock reserved for issuance under the Plan is 4,000,000 shares, subject to adjustment for certain transactions.  The shares may be authorized but unissued shares of HEI Common Stock or shares of HEI Common Stock that have been or may be reacquired by HEI in the open market, in private transactions or otherwise.  A summary of the Plan is set forth in our proxy statement for the Annual Meeting filed with the SEC on March 22, 2010 on Form DEF 14A (the Proxy Statement) and is incorporated herein by reference. Such summary and the foregoing description of the Plan are qualified in their entirety by reference to the text of the Plan, which was filed as Appendix A to the Proxy Statement and is incorporated herein by reference.  Each award under the Plan will be evidenced by an award agreement, the forms of which are included as exhibits to a registration statement on Form S-8 filed by HEI following the Annual Meeting on May 11, 2010 to register the shares reserved for issuance under the Plan, which forms of award agreements are incorporated herein by reference as Exhibits 10.2 through 10.6.

Exhibit Index

The following exhibits are incorporated by reference to the indicated filing.

Exhibit Number	Description

10.1

Hawaiian Electric Industries, Inc. 2010 Equity and Incentive Plan (included as Exhibit A to the Proxy Statement for the HEI 2010 Annual Meeting of Shareholders filed on March 22, 2010 on Form DEF 14A).

10.2	Form of Non-Qualified Stock Option Agreement pursuant to 2010 Equity and Incentive Plan (included as Exhibit 4.4 to the Registration Statement filed on May 11, 2010 on Form S-8).

10.3	Form of Stock Appreciation Right Agreement pursuant to 2010 Equity and Incentive Plan (included as Exhibit 4.5 to the Registration Statement filed on May 11, 2010 on Form S-8).

10.4	Form of Restricted Shares Agreement pursuant to 2010 Equity and Incentive Plan (included as Exhibit 4.6 to the Registration Statement filed on May 11, 2010 on Form S-8).

10.5	Form of Performance Shares Agreement pursuant to 2010 Equity and Incentive Plan (included as Exhibit 4.7 to the Registration Statement filed on May 11, 2010 on Form S-8).

10.6	Form of Deferred Shares Agreement pursuant to 2010 Equity and Incentive Plan (included as Exhibit 4.8 to the Registration Statement filed on May 11, 2010 on Form S-8).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Registrant)

/s/ James A. Ajello
James A. Ajello
Senior Financial Vice President,
Treasurer and Chief Financial Officer
(Principal Financial Officer of HEI)
Date: May 11, 2010